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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

The Board of Directors
UFP Technologies, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 2000 included in UFP Technologies, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 21, 2000